News Release

Silverado AnnouncesBalance of 2008 Drill Hole Assay Results at
Nolan Creek Which Continue to Disclose Gold and Antimony
Mineralization

VANCOUVER, BC, Canada, October 23, 2008. Silverado Gold Mines Ltd. (the "Company" or "Silverado") SLGLF OTCBB, SLGL Frankfurt, www.silverado.com, announces that it has received assays of mineralized veins for drill holes 08SH25 through 08SH33, being the remaining drill holes from its 2008 diamond drilling program on its Nolan Creek property. This season, the Company completed 34 drill holes totaling 11,597 ft of drilling at Workman's Bench, the Company's prime exploration target on its Alaska Nolan Creek property. An updated drill hole location map for these zones can be found on the Company's website at http://www.silverado.com/i/pdf/2008-10-23_NCWBD.pdf .

Workman's Bench is the Company's prime exploration target for a lode gold and antimony deposit in the southwestern part of the Solomon Shear Zone.

This year's drilling on Workman's Bench has focused on defining the lateral and vertical extent of the areas of known gold and antimony mineralization, in particular on the main exposed vein in underground exploration Tunnels C and D. Information thus far indicates the gold and antimony mineralized zones at Workman's Bench are open laterally and at depth. This year's drilling has extended the known lateral extent of the stibnite (antimony sulfide)-gold vein system on Workman's Bench from 600 ft to 1,000 ft.

Interpretation of exploration data suggests the 1000 ft long Workman’s Bench stibnite-gold vein system extends northeast towards Pringle Bench, where it has been confirmed over a length of an additional 500 ft and appears to continue to the northeast as evidenced by geochemical and geophysical anomalies. To the southwest on Workman’s Bench, the stibnite-gold vein systems appear to be offset to the east. An existing west-northwest cross cutting structure has been identified at this location and is the probable cause of the offset.

Selected drill hole assays are presented in the tables below. Most samples of vein material contain gold. The reader should note that assay results listed in the table present results of individual veins sampled and cut from the drill core.

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH25	40.8	41.3	0.5	0.04	1.07
08SH25	374.8	376.5	1.7	2.86	43.20
08SH25	376.5	377	0.5	0.21	4.45
08SH25	378	378.5	0.5	0.07	4.46

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH26	334.5	335	0.5	0.26	1.04
08SH26	337	337.5	0.5	0.07	3.59
08SH26	340.5	341	0.5	0.03	4.91

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH31	272	273.5	1.5	0.09	0.01

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH32	167	167.5	0.5	0.02	1.64
08SH32	167.5	168.5	1	0.06	1.37

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH32	171.5	172	0.5	0.18	21.24
08SH32	172	172.8	0.8	0.03	8.02
08SH32	172.8	174.8	2	0.10	0.32
08SH32	176	177.5	1.5	0.06	12.62
08SH32	183	184	1	0.05	1.26
08SH32	186.5	187.5	1	0.01	1.22
08SH32	187.5	188	0.5	0.55	0.01
08SH32	203.7	205.7	2	0.09	1.94
08SH32	205.7	206.5	0.8	1.13	38.74
08SH32	206.5	209.5	3	0.06	2.22

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH33	162	167	5	0.04	2.70
08SH33	242	242.6	0.6	0.04	19.38
08SH33	242.6	243.2	0.6	0.02	4.87

Although there are many mineralized veins within the Workman's Bench zone, one particular vein, the main vein, continues to be the focus of interest to the Company (for more information see press release dated August 14, 2008, “Silverado Announces Continued High Grade Gold and Antimony Mineralization in Drill Cores at Nolan Creek”, available at: http://www.silverado.com/i/pdf/2008-08-13_NR.pdf ).

With this year’s drilling, the Company feels confident that it has traced the main vein over a strike length of 1,000 ft and to a depth of 336 ft. Information thus far indicates that the main vein at Workman's Bench is open laterally and at depth. The main vein system can be defined not only by its geologic characteristics, but also by its gold and antimony grades which show a higher average than the other mineralized veins. In addition, the occurrence of visible or native gold and higher gold grades have increased markedly as the drilling progressed to the southwest along the main vein. The last drill hole “08SH28” did not intersect the main vein which appears to have been offset to the east.

All drill core was logged and photographed by geologists. Once all technical data was derived from the core, the core was cut lengthwise. The half-core was sampled by pre-determined intervals based on geology, and placed in sealed sample bags and labeled with the assigned sample number. All samples were delivered to ALS Chemex in Fairbanks for analysis. With the shipment to the laboratory of every 20th sample, the Company submitted two (2) standard samples, and one (1) blank sample for analysis. From time to time the Company instructed the laboratory to assay duplicate samples of the pulp from the drill core.

Dr. Karsten Eden, Certified Professional Geologist and European Geologist, and Vice President Exploration of Silverado Gold Mines Inc., is the qualified person as defined by Canadian National Instrument 43-101 for the Company and has verified the data contained in this news release.

About the Company

The Company is an exploration stage company focused on the exploration of gold properties, with some past production, and the development of new environmentally friendly low-rank coal water fuel technology. The Company has gold properties located throughout Alaska, which include a 100% interest in numerous mining claims located on the Nolan Creek property. Please visit www.silverado.com.

The Company is developing low-rank coal water fuel that is designed to be produced from low-rank coal and processed into an environmentally friendly oil substitute. Silverado Green Fuel Inc. is a wholly owned subsidiary of its publicly traded parent, Silverado Gold Mines Ltd. For more information about Silverado Green Fuel Inc., please visit http://www.silveradogreenfuel.com/ .

Contact Information - Silverado Gold Mines Ltd.

Mailing Address	Telephone: (604) 689-1535
Suite 1820 - 1111 West Georgia St	Facsimile: (604) 682-3519
Vancouver, British Columbia	Toll Free: 1-800-665-4646
Canada V6E 4M3	(Canada and USA only)

Trading Symbols	Investor Relations: E-mail: ir@silverado.com
OTC BB - SLGLF	Public Relations: E-mail: pr@silverado.com
FRANKFURT - SLGL	Media Relations: E-mail: jay@silverado.com

Forward-Looking Statements

This news release may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are forward-looking statements are based on the current expectations, beliefs, assumptions, estimates and forecasts about the Company's business and the industry and markets in which it operates. Such forward-looking statements involve risks and uncertainties regarding the market price of gold, availability of funds, government regulations, common share prices, operating costs, capital costs, outcomes of test mining activities and other factors. Forward-looking statements are made, without limitation, in relation to operating plans, property exploration activities, including test mining activities, availability of funds, environmental reclamation, operating costs and permit acquisition. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", or "continue", and the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should consider various factors, including the risks detailed in the Company's filings with the Canadian Securities Authorities and the US SEC. These factors may cause the Company's actual results to differ materially from any forward-looking statement. Except as required by applicable securities laws, the Company disclaims any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.